DEAR FELLOW SHAREHOLDERS:

  THE BOARD DECLARES AN INCREASE IN THE MONTHLY DIVIDEND: At the July 9, 1997 Board of Directors meeting, the monthly dividend rate on Fund shares was increased from 6 cents per share to 6.5 cents per share (78 cents annualized) effective with the dividend payable in August. The 6.5 cent monthly dividend was also declared for the September and October dividend (see table below). The 6.5 cent dividend rate on the June 30, 1997 stock closing price of $8.75 would produce a common stock dividend yield of 8.91%. THE FUND IS DEDICATED TO THE CONTINUITY OF MONTHLY DIVIDEND PAYOUTS AT THE 6.5 CENT PER SHARE LEVEL.

  As longer term Fund shareholders are well aware, for seven of the last eight years the Board has declared an "extra" year-end dividend. This "extra" dividend has been declared because the Fund's operating earnings in those calendar years exceeded 72 cents per share and in order to avoid the Fund paying a federal excise tax the Fund needed to distribute essentially 100% of its operating income. With this latest announcement of an increase in the monthly dividend rate, the probability of a year end "extra" for calendar 1997 is lessened.

  In increasing the monthly dividend rate, the Board considered that a portion of the payout in future years might result in a return of capital to Fund shareholders.

           DIVIDENDS PER SHARE             RECORD DATE                     PAYABLE DATE
           -------------------             -----------                     ------------
                6.5 cents                    7/31/97                          8/11/97
                6.5 cents                    8/29/97                          9/10/97
                6.5 cents                    9/30/97                         10/10/97

  The stated goal of DNP is income and increasing income. Your Fund managers have taken steps to invest in faster growing companies and sectors to meet this goal. The inclusion of Real Estate Investment Trust (REIT) securities in the portfolio is an example of this, and has proven to be a profitable yield oriented investment. DNP's investments in faster growing foreign utilities also represents your manager's efforts to provide enhanced income.

  PERFORMANCE REVIEW: During the second quarter of 1997, the popular Dow Jones Utilities Average and the more broad-based S&P Utilities Index increased 3.8% and 4.5%, respectively. Both represented nice bounce-backs from their declines of the first quarter. We are pleased to report that DNP's total return on net asset value again in the second quarter, as in the first quarter, outperformed the total return of both of these utility equities indices. These comparisons include reinvested dividends in computing total return.

  For the six months ended June 30, 1997, your Fund's total return based on net asset value was 6.9%. During this six month period, there was a slight decline in the premium of market price over net asset value. Consequently, the Fund's total return based on market price was 5.8% for the first six months of 1997 including reinvested dividends.

  THE ECONOMIC AND INVESTMENT ENVIRONMENT: Without significant imbalances in the economy, the outlook remains favorable. Largely due to increasing competitive pressures, many of which are global in nature, inflationary pressures have yet to heat up despite the lengthy current economic expansion. The yield on the benchmark 30 year Treasury issue declined to 6.78% at the end of June 1997 as compared with 7.17% earlier in 1997. A further decline to around the 6.50% area occurred in the early part of July.

  The electric utility industry is moving along with its specific type of competitive evolution. The move toward a fully competitive electricity generation market is picking up pace. As a result, companies are increasingly re-evaluating their core business strategies, corporate alliances, and diversification efforts. Because of the increasing risks facing the industry as it transforms to an even more heterogeneous group of companies, the Fund's investments in United States electric public utilities has decreased significantly in recent periods.

  The New England region and California have led the national movement toward increased competition in the electric utility industry. The movement away from cost of service regulation to competitive pricing and increasing competition has created new challenges for almost all electric utility companies. Favorably, many public policy makers have generally approved principles which are designed to meet the challenges. Nevertheless, each state requires continual surveillance by our group of analysts.

  Federal legislation dictating consumer choice of electric power provider has been introduced by several congressmen in both the Senate and House of Representatives. While federal agencies have jurisdiction over some electric industry issues, notably interstate transactions, the states will ultimately determine the regulatory environment governing retail rates. In view of potential federal rules governing customer choice being passed sometime in the next year or so, most states are attempting to arrive at their own version of appropriate legislation so as to not be subject to any subsequent federal mandates.

  On the telephone front, activity continues to center around how and when competition will develop in the local markets. Many industry participants complain that the Regional Bell Operating Companies (RBOCs) are dragging their feet with respect to opening their markets to local competition. MCI Communications recently announced that financial losses resulting from its entry into local markets would be far greater than originally anticipated because the RBOCs have been slow to open up their networks to interconnection. While there may be some truth to MCI's claim, we believe there is also a fair amount of political grandstanding occurring. MCI hopes the Federal Communications Commission (FCC) will put more pressure on the RBOCs to open their local markets.

  However, the FCC's efforts to open local markets to competition recently took a setback. On July 18, 1997, the U.S. Appeals Court in St. Louis ruled that the FCC lacks jurisdiction to set interconnection rates. The three judge panel agreed with the RBOCs and GTE that the Telecommunications Act of 1996 gives the states that power. While most states have already set interconnection rates, the rates vary by state, complicating the business model for competitors. The FCC has vowed to appeal this ruling to the Supreme Court.

  As a result of this Appeals Court ruling, the primary measure the FCC can use to encourage the RBOCs to open their local markets is the carrot of entry into long distance. So far, the FCC has not approved any applications by the RBOCs to enter the long distance market, and it may be some time before they do so.

  Given the obstacles that exist to entering the local market, the quickest and probably cheapest way to enter is to merge with a local exchange provider. This was obviously the impetus behind AT&T's reported attempt to merge with SBC Communications, despite potentially large anti-trust issues, as well as WorldCom's acquisition of MFS Communications last year. We believe mergers and acquisitions of local exchange companies, whether they be the incumbents or competitors, will continue to occur.

  Your Fund managers see these industry changes as an investment challenge and opportunity. The opportunities and challenges are to select those companies that will be more successful and avoid those companies that will be less successful. Experience, research, and patience should pay off for investors.

  AUTOMATIC DIVIDEND REINVESTMENT PLAN AND DIRECT DEPOSIT SERVICE--The Fund has a dividend reinvestment plan available to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or the net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York for all shares purchased by it in the reinvestment of the distribution and credited to the accounts of plan participants.

  For those shareholders whose shares are held for them by a brokerage house or nominee in "street-name", you may not participate in the Fund's automatic dividend reinvestment plan inasmuch as the Fund cannot communicate directly with you since the Fund does not have your name and address. Thus for those Fund shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

  As an added service, the Fund now offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. Direct deposit provides automatic and immediate access to your funds on the dividend payment date and eliminates the possibility of mail delays and lost or stolen checks. This service is offered through The Bank of New York.

  For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York. You can contact the Advisor, Administrator, or The Bank of New York by calling the Fund's toll free number of 1-800-680-4DNP.

  We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

  VISIT US ON THE WEB: You can obtain the most recent quarterly shareholder report and dividend information at our web site http://www.duff.com.



/s/ Claire V. Hansen                             /s/ Calvin J. Pedersen

Claire V. Hansen, CFA                            Calvin J. Pedersen
Chairman                                         President and Chief Executive
                                                 Officer

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1997

COMMON STOCKS--72.0%

                                                                      MARKET
                                                                      VALUE
  SHARES   COMPANY                                                   (NOTE 1)
 --------- -------                                                --------------

     [_] ELECTRIC--40.6%
 1,733,000 Baltimore Gas & Electric Co.........................   $   46,249,437
 1,818,600 Boston Edison Co. ..................................       47,965,575
 1,617,900 Carolina Power & Light Co. .........................       58,042,162
 1,635,000 CINergy Corp. ......................................       56,918,438
   705,000 CIPSCO Inc. ........................................       25,776,562
 1,352,700 CMS Energy Corp. ...................................       47,682,675
 1,265,000 DQE Incorporated....................................       35,736,250
 1,000,000 Duke Energy Corp. ..................................       47,937,500
 1,025,900 Eastern Utilities Associates........................       18,722,675
 1,800,000 Edison International................................       44,775,000
   560,000 Empresa National De Electricidad ADR................       47,635,000
 1,447,800 FPL Group Inc. .....................................       66,689,288
 2,050,000 GPU Inc. ...........................................       73,543,750
 1,865,400 Illinova Corp. .....................................       41,038,800
 1,141,800 LG&E Energy Corp. ..................................       25,190,963
   686,500 National Power PLC ADR..............................       24,156,219
 1,278,300 NIPSCO Industries Inc. .............................       52,809,769
   420,000 Pinnacle West Capital Corp. ........................       12,626,250
   302,000 Powergen PLC ADR....................................       14,647,000
 2,000,000 Southern Co. .......................................       43,750,000
   450,000 Southern Electric PLC ADR...........................        3,321,495
 1,319,700 TECO Energy Inc. ...................................       33,734,831
   700,000 Texas Utilities Co. ................................       24,106,250
   682,600 Wisconsin Energy Corp. .............................       16,979,675
                                                                  --------------
                                                                     910,035,564

     [_] GAS--5.1%
   235,000 AGL Resources.......................................        4,846,875
   661,600 Brooklyn Union Gas Co. .............................       18,938,300
   225,000 CMS Energy Corp. Class G............................        4,471,875
   245,000 El Paso Natural Gas Co. ............................       13,475,000
    75,000 MCN Energy Group Inc. ..............................        2,296,875
   400,000 National Fuel Gas Co. ..............................       16,775,000
   444,700 NICOR Inc. .........................................       15,953,613

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1997

                                                                      MARKET
                                                                      VALUE
  SHARES   COMPANY                                                   (NOTE 1)
 --------- -------                                                --------------
   300,000 Washington Gas Light Co. ...........................        7,537,500
   660,000 Williams Companies Inc. ............................       28,875,000
                                                                  --------------
                                                                     113,170,038

     [_] TELECOMMUNICATION--16.0%
 1,143,100 Ameritech Corp. ....................................       77,659,356
   565,000 Bellsouth Corp. ....................................       26,201,875
   420,200 British Telecommunications PLC ADR..................       31,199,850
   695,000 Cable and Wireless ADS..............................       19,416,562
   600,000 GTE Corp. ..........................................       26,325,000
   200,000 Royal PTT Nederland ADS.............................        7,925,000
 1,318,615 SBC Communications Inc. ............................       81,589,303
   664,400 Telefonica De Espana ADS............................       57,304,500
   575,000 Sprint Corp. .......................................       30,259,375
                                                                  --------------
                                                                     357,880,821

     [_] NON-UTILITY--10.4%
    50,000 Arden Realty Inc. ..................................        1,300,000
   161,000 Bay Apartment Communities...........................        5,957,000
   159,000 Boston Properties Inc. .............................        4,372,500
   253,800 CBL & Associates Properties Inc. ...................        6,091,200
   350,000 Centerpoint Properties Corporation..................       11,112,500
   120,000 Chelsea GCA Realty Inc. ............................        4,560,000
   100,000 Colonial Properties Trust...........................        2,937,500
   350,000 Cornerstone Properties Inc. ........................        5,381,250
    50,000 Crescent Operating Inc. ............................          600,000
   500,000 Crescent Real Estate Equities Inc. .................       15,875,000
   200,000 Developers Diversified Realty Corp. ................        8,000,000
   400,000 Equity Residential Properties Trust.................       19,000,000
    50,000 Essex Property Trust Inc. ..........................        1,606,250
   478,100 First Industrial Realty Trust.......................       13,984,425
   126,300 Gables Residential Trust............................        3,189,075
   131,000 Great Lakes REIT Inc. ..............................        2,153,312
   455,000 Highwoods Properties Inc. ..........................       14,560,000
   200,000 Meditrust...........................................        7,975,000
   175,000 Macerich Co.........................................        4,856,250

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1997

                                                                     MARKET
                                                                     VALUE
  SHARES   COMPANY                                                  (NOTE 1)
 --------- -------                                               --------------
   590,000 Nationwide Health Properties.......................       12,980,000
   500,000 Patriot American Hospitality.......................       12,750,000
   547,400 Reckson Associates Realty Corp.....................       12,590,200
   512,500 Starwood Lodging Trust.............................       21,877,344
   174,200 Sunstone Hotel Investors Inc.......................        2,525,900
   373,400 TriNet Corporate Realty Trust......................       12,345,538
   200,000 Urban Shopping Centers Inc.........................        6,375,000
   160,600 Vornado Realty Trust...............................       11,583,275
   200,000 Weeks Corp.........................................        6,250,000
                                                                 --------------
                                                                    232,788,519
                                                                 --------------
           Total Common Stocks (Cost--$1,516,692,027).........    1,613,874,942
                                                                 --------------

CONVERTIBLE PREFERRED STOCKS--0.0%

           [_] NON-UTILITY--0.0%
    47,000 Tanger Factory Outlet Centers Inc. Series A........        1,128,000
                                                                 --------------
           Total Convertible Preferred Stocks (Cost--
           $989,350)..........................................        1,128,000
                                                                 --------------

BONDS--27.3%

                                                RATINGS
                                       --------------------------
                                                         STANDARD     MARKET
                                        DUFF &             AND        VALUE
  PAR VALUE  COMPANY                    PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                   --------- ------- -------- --------------
             [_] ELECTRIC--16.0%
 $24,920,000 Alabama Power Co.
             9%, due 12/01/24........  AA-        A1       A+         27,009,290
  14,500,000 Commonwealth Edison Co.
             9 3/4%, due 2/15/20.....  BBB        Baa2     BBB        15,984,365
   7,500,000 Commonwealth Edison Co.
             9 7/8%, due 6/15/20.....  BBB        Baa2     BBB         8,452,365
   6,850,000 Commonwealth Edison Co.
             8 5/8%, due 2/01/22.....  BBB        Baa2     BBB         7,142,474
  10,000,000 Commonwealth Edison Co.
             8 3/8%, due 2/15/23.....  BBB        Baa2     BBB        10,232,050
             CTC Mansfield Funding
  35,000,000 Corp.
             10 5/8%, due 9/30/16....  Not Rated  Aaa      AAA        37,896,910

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1997

                                                 RATINGS
                                        --------------------------
                                                          STANDARD     MARKET
                                         DUFF &             AND        VALUE
  PAR VALUE  COMPANY                     PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                    --------- ------- -------- --------------
   5,000,000 Duke Energy Corp.
             8 3/8%, due 12/01/21....   AA         Aa3      A+          5,181,025
   8,000,000 Duquesne Light Co.
             7.55%, due 6/15/25......   A-         Baa1     BBB+        7,622,999
   5,000,000 Gulf States Utilities
             8.94%, due 1/01/22......   Not Rated  Baa3     BBB-        5,182,940
  20,000,000 Illinois Power Co.
             8%, due 2/15/23.........   BBB+       Baa1     BBB        19,770,297
  15,000,000 New York State Electric
             & Gas Corp.
             9 7/8%, due 11/01/20....   Not Rated  Baa1     BBB+       16,331,909
   4,000,000 New York State Electric
             & Gas Corp.
             8 7/8%, due 11/01/21....   Not Rated  Baa1     BBB+        4,135,308
   6,500,000 Ohio Edison Co.
             8 3/4%, due 2/15/98.....   BBB+       Baa2     BB+         6,590,447
  14,105,000 Pennsylvania Power &
             Light Co.
             9 1/4%, due 10/01/19....   Not Rated  A3       A-         15,531,282
  16,850,000 Pennsylvania Power &
             Light Co.
             9 3/8%, due 7/01/21.....   Not Rated  A3       A-         18,689,765
  11,750,000 Philadelphia Electric
             8 3/4%, due 4/01/22.....   BBB+       Baa1     BBB+       12,398,012
  20,950,000 Potomac Electric Power
             Co.
             9%, due 6/01/21.........   AA-        A1       A          22,855,674
  10,000,000 Public Service Co. of
             Colorado
             8 3/4%, due 3/01/22.....   Not Rated  A3       A-         10,628,180
   3,000,000 Rochester Gas & Electric
             Corp.
             9 3/8%, due 4/01/21.....   BBB+       Baa1     BBB+        3,288,567
  29,830,000 Texas Utilities Electric
             Co.
             9 3/4%, due 5/01/21.....   Not Rated  Baa1     BBB+       33,288,338
  10,000,000 Texas Utilities Electric
             Co.
             8 3/4%, due 11/01/23....   Not Rated  Baa1     BBB+       10,675,310
  12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23.........   BBB        Baa3     BBB        11,828,220
   4,000,000 Union Electric Co.
             8 3/4%, due 12/01/21....   AA-        A1       AA-         4,267,248

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1997

                                                 RATINGS
                                        --------------------------
                                                          STANDARD    MARKET
                                         DUFF &             AND        VALUE
  PAR VALUE  COMPANY                     PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                    --------- ------- -------- -------------
  29,780,000 Virginia Electric &
             Power Co.
             9 3/8%, due 6/01/98.....   A          A2       A         30,610,415
  11,500,000 Virginia Electric &
             Power Co.
             8 1/4%, due 3/01/25.....   A          A2       A         11,965,405
                                                                   -------------
                                                                     357,558,795
             [_] GAS--3.2%
   8,875,000 Enron Corp.
             9.65%, due 5/15/01......   BBB+       Baa2     BBB+       9,726,564
   6,000,000 Northwest Pipeline Corp.
             10.65%, due 11/15/18....   BBB        Baa1     BBB        6,403,091
   7,885,000 Penzoil Co.
             10 1/8, due 11/15/09       Not Rated  Baa3     BBB        9,660,394
  10,000,000 Phillips Petroleum Co.
             9.18%, due 9/15/21......   Not Rated  A3       A-        11,098,019
   9,500,000 Transco Energy
             9 1/8%, due 5/01/98.....   BBB        Baa2     BBB-       9,732,426
  14,500,000 Transcontinental Gas
             Pipe Line Corp.
             9 1/8%, due 2/01/17.....   BBB+       Baa1     BBB       15,151,383
   7,000,000 Williams Co.
             10 1/4%, due 7/15/20....   BBB        Baa2     BBB-       8,937,361
                                                                   -------------
                                                                      70,709,238
             [_] TELECOMMUNICATION--7.1%
   8,000,000 AT & T Corp.
             8.35%, due 1/15/25......   AA         Aa3      AA-        8,360,000
  13,500,000 Bellsouth Capital
             Funding Corp.
             9 1/4%, due 1/15/98.....   AA+        Aa1      AAA       13,731,213
  35,428,000 GTE Corp
             9 3/8%, due 12/01/00....   A-         A3       A         38,344,853
   6,000,000 GTE Corp.
             10 1/4%, due 11/01/20...   A-         A3       A          6,859,542
  10,000,000 GTE Corp.
             8.07%, due 4/15/24......   A-         A3       BBB+      10,410,069
  11,995,000 Mountain States
             Telephone
             9 1/2%, due 5/01/00.....   AA-        Aa3      A         12,880,686

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1997

                                                 RATINGS
                                         -----------------------
                                                        STANDARD     MARKET
                                         DUFF &           AND        VALUE
  PAR VALUE  COMPANY                     PHELPS MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                     ------ ------- -------- --------------
  13,750,000 New England Telephone &
             Telegraph
             9%, due 8/01/31..........    AA     Aa2      AA         14,952,437
  10,000,000 New York Telephone Co.
             7 5/8%, due 2/01/23......    A+     A2       A+          9,893,399
  10,000,000 New York Telephone Co.
             7%, due 8/15/25..........    A+     A2       A+          9,202,359
  20,740,000 New York Telephone Co.
             9 3/8%, due 7/15/31......    A+     A2       A+         23,083,617
   5,000,000 Pacific Bell
             8 1/2%, due 8/15/31......    AA-    A1       AA-         5,286,575
   5,000,000 US West Communications
             8 7/8%, due 6/01/31......    AA-    Aa3      A           5,382,745
                                                                 --------------
                                                                    158,387,495
             [_] NON-UTILITY--1.2%
  15,700,000 American General Corp.
             9 5/8%, due 2/01/18......    A+     A2       AA-        16,675,865
   8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20......    A-     Baa1     BBB+        9,834,728
                                                                 --------------
                                                                     26,510,593
                                                                 --------------
             Total Bonds (Cost--$608,365,475)..................     613,166,121
                                                                 --------------

U.S. TREASURY OBLIGATIONS--1.5%

  29,000,000 U.S. Treasury Bonds
             11 3/4%, due 2/15/01..............................      34,065,951
                                                                 --------------
             Total U.S. Treasury Obligations (Cost--
             $35,325,625)......................................      34,065,951
                                                                 --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--0.1%

   1,457,369 Federal National Mortgage
             Association
             8%, due 5/01/05...................................       1,488,794
                                                                 --------------
             Total U. S. Government Agency Obligations (Cost--
             $1,506,099).......................................       1,488,794
                                                                 --------------
             TOTAL INVESTMENTS (Cost--$2,162,878,576)
             (101.0%)..........................................  $2,263,723,808
                                                                 ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

     The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                                  (UNAUDITED)
                                 JUNE 30, 1997

ASSETS:
Investments at market value:
 Common stocks (cost $1,516,692,027)..........................  $1,613,874,942
 Convertible preferred stock (cost $989,350)..................       1,128,000
 Bonds (cost $608,365,475)....................................     613,166,121
 U.S. Treasury obligations (cost $35,325,625).................      34,065,951
 U.S. Government agency obligations (cost $1,506,099).........       1,488,794
 Interest-bearing deposits with custodian.....................      61,885,454
Receivables:
 Securities sold..............................................      12,312,865
 Interest.....................................................      14,998,254
 Dividends....................................................       9,486,380
Pre-paid expenses.............................................         239,102
                                                               ---------------
  Total Assets................................................  $2,362,645,863
                                                               ===============
LIABILITIES:
Payable for investments purchased.............................  $    3,199,500
Due to Adviser (Note 2).......................................       3,074,045
Due to Administrator (Note 2).................................         735,378
Dividends payable on common stock.............................      12,083,820
Dividends payable on remarketed preferred stock...............       1,645,736
Accrued expenses..............................................       1,806,326
Commercial paper outstanding (Note 6).........................      97,707,224
                                                               ---------------
  Total Liabilities...........................................     120,252,029
                                                               ---------------
CAPITAL:
Remarketed preferred stock ($.001 par value; 100,000,000
shares authorized and 5,000 shares issued and outstanding,
liquidation preference $100,000 per share) (Note 5)...........     500,000,000
                                                               ---------------
Common stock ($.001 par value; 250,000,000 shares authorized
and 201,396,997 shares issued and outstanding) (Note 4).......         201,397
Paid-in surplus (Note 4)......................................   1,791,479,955
Accumulated net realized loss on investments.................. (   157,953,558)
Undistributed net investment income...........................       7,820,808
Net unrealized appreciation on investments....................     100,845,232
                                                               ---------------
  Net assets applicable to common stock (equivalent to $8.65
  per share based on 201,396,997 shares outstanding)..........   1,742,393,834
                                                               ---------------
  Total Capital (Net Assets)..................................   2,242,393,834
                                                               ---------------
  Total Liabilities and Capital...............................  $2,362,645,863
                                                               ===============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME:
 Interest......................................................... $ 29,587,222
 Dividends (less withholding tax of $793,402).....................   72,260,979
                                                                   ------------
  Total investment income.........................................  101,848,201
EXPENSES:
 Commercial paper interest expense (Note 6 )......................    2,736,549
 Management fees (Note 2).........................................    6,146,118
 Administrative fees (Note 2).....................................    1,466,493
 Transfer agent fees..............................................      398,200
 Custodian fees...................................................      126,700
 Remarketing agent fees...........................................      628,472
 Shareholder reports..............................................      271,500
 Legal and audit fees.............................................       55,750
 Directors' fees (Note 2).........................................      129,600
 Other expenses...................................................      412,655
                                                                   ------------
  Total expenses..................................................   12,372,037
                                                                   ------------
  Net investment income...........................................   89,476,164
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................................   22,157,378
 Net change in unrealized appreciation on investments.............   12,599,770
                                                                   ------------
 Net gain on investments..........................................   34,757,148
                                                                   ------------
 Net increase in net assets resulting from operations............. $124,233,312
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                           FOR THE SIX MONTHS
                                             ENDED JUNE 30,   FOR THE YEAR ENDED
                                                  1997           DECEMBER 31,
                                              (UNAUDITED)            1996
                                           ------------------ ------------------
FROM OPERATIONS:
 Net investment income...................    $   89,476,164     $  167,128,840
 Net realized gain on investments........        22,157,378         10,386,225
 Net change in unrealized appreciation
 (depreciation) on investments...........        12,599,770    (    90,555,515)
                                            ---------------    ---------------
  Net increase in net assets resulting
  from operations........................       124,233,312         86,959,550
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--preferred stock
 (Note 5)................................   (     9,996,810)   (    20,294,342)
 Net investment income--common stock
 (Note 3)................................   (    72,267,832)   (   146,738,947)
                                            ---------------    ---------------
  Total distributions....................   (    82,264,642)   (   167,033,289)
FROM CAPITAL STOCK TRANSACTIONS (NOTE 4):
 Shares issued to common stockholders
 from dividend reinvestment..............        13,981,906         27,186,063
                                            ---------------    ---------------
 Net increase in net assets derived from
 capital share transactions..............        13,981,906         27,186,063
                                            ---------------    ---------------
  Total increase (decrease)..............        55,950,576    (    52,887,676)
TOTAL NET ASSETS:
 Beginning of period.....................     2,186,443,258      2,239,330,934
                                            ---------------    ---------------
 End of period (including undistributed
 net investment income of $7,820,808 and
 $609,284 respectively)..................    $2,242,393,834     $2,186,443,258
                                            ===============    ===============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

CASH FLOWS FROM (FOR):
OPERATING ACTIVITIES
 Interest received............................  $   30,089,072
 Income dividends received....................      79,304,778
 Operating expenses paid (excluding interest). (     9,944,634)
 Interest paid on commercial paper............ (     2,168,358)
                                               ---------------
  Net cash provided by operating activities...................   $97,280,858
INVESTING ACTIVITIES
 Purchase of investment securities............ ( 3,849,703,097)
 Proceeds from sale/redemption of investment
 securities...................................   3,886,319,490
  Net cash used in investing activities.......................    36,616,393
FINANCING ACTIVITIES
 Dividends paid............................... (    85,813,527)
 Proceeds from issuance of common stock under
 dividend reinvestment plan...................      13,981,906
 Change in net proceeds from issuance of
 commercial paper............................. (       653,585)
                                               ---------------
  Net cash used in financing activities.......................  ( 72,485,206)
                                                                ------------
Net increase in cash and cash equivalents.....................    61,412,045
Cash and cash equivalents--beginning of period................       473,409
                                                                ------------
Cash and cash equivalents--end of period......................   $61,885,454
                                                                ------------
Reconciliation of net investment income to net cash provided by operating activities:
 Net investment income........................................   $89,476,164
 Adjustments to reconcile net investment
 income to net cash provided by operating
 activities:
  Decrease in interest receivable.............         501,850
  Decrease in dividends receivable............       7,043,799
  Increase in accrued expenses................         259,045
                                               ---------------
   Total adjustments..........................................     7,804,694
                                                                ------------
 Net cash provided by operating activities....................   $97,280,858
                                                                ============


    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1997

(1)SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1996, the Fund had tax capital loss carry forwards of $142,893,126 which expire beginning on December 31, 2002.

    In 1993, the Fund adopted the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". In conformance with this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with federal income tax regulations. As a result, the accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

    (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    (e) For the purposes of these semi-annual financial statements, no adjustments have been made for the estimated returns of capital and estimated long-term capital gains emanating from the Fund's holdings of real estate investment trusts (REIT's) as management believes these amounts are immaterial relative to net asset value per share.

(2)MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, .10% of average weekly net assets from $1 billion to $1.5 billion, and .06% of average weekly net assets in excess thereof. Directors of the Fund not affiliated with the Adviser receive a fee of $17,500 per year plus $1,000 per board or committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3)DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 1997:

 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
02-04-97  02-10-97   $.06
02-26-97  03-10-97    .06
03-27-97  04-10-97    .06

 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
04-28-97  05-12-97   $.06
05-28-97  06-10-97    .06
06-26-97  07-10-97    .06

(4)CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Transactions in common stock and paid-in surplus during 1996 and for the six months ended June 30, 1997 were as follows:

                                                       SHARES        AMOUNT
                                                     ----------- --------------
   For the year ended December 31, 1996:
    Beginning capitalization........................ 196,502,240 $1,750,513,384
    Dividend Reinvestment...........................   3,239,203     27,186,063
                                                     ----------- --------------
     Total capitalization........................... 199,741,443 $1,777,699,447
                                                     =========== ==============
   For the six months ended June 30, 1997:
    Beginning capitalization........................ 199,741,443 $1,777,699,447
    Dividend Reinvestment...........................   1,655,554     13,981,906
                                                     ----------- --------------
     Total capitalization........................... 201,396,997 $1,791,681,353
                                                     =========== ==============

(5)REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 3.789% to 4.240% during the six months ended June 30, 1997.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6)COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED) a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 5.35% to 5.80% during the six months ended June 30, 1997. At June 30, 1997, the Fund had Notes outstanding of $97,707,224.

(7)INVESTMENT TRANSACTIONS:

  For the six months ended June 30, 1997, purchases and sales of investment securities (excluding short-term securities) were $2,592,065,605 and $2,527,871,940, respectively. For federal income tax purposes, at June 30, 1997, the gross unrealized depreciation on investments was $45,666,297 and gross unrealized appreciation was $146,511,530. The cost of investments for financial reporting and Federal income tax purposes was $2,205,815,947 and $2,162,878,576, respectively.

            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

                          FOR THE SIX
                            MONTHS
                          ENDED JUNE              FOR THE YEAR ENDED DECEMBER 31
                           30, 1997   -------------------------------------------------------
                          (UNAUDITED)    1996       1995       1994        1993       1992
                          ----------- ---------- ---------- ----------  ---------- ----------
Net asset value:
Beginning of period.....    $ 8.44      $ 8.85      $ 7.23     $ 9.65      $ 9.67     $ 9.55
                          ----------  ---------- ---------- ----------  ---------- ----------
Net investment income...      0.45        0.84        0.85       0.82        0.81       0.89
Net realized gain (loss)
and change in unrealized
appreciation/
depreciation on
investments.............      0.17     (  0.41)       1.62    (  2.42)       0.09       0.11
                          ----------  ---------- ---------- ----------  ---------- ----------
Total from investment
operations..............      0.62        0.43        2.47    (  1.60)       0.90       1.00
Dividends on preferred
stock from net
investment income.......   (  0.05)    (  0.10)    (  0.12)   (  0.10)    (  0.08)   (  0.10)
Dividends on common
stock from net
investment income.......   (  0.36)    (  0.74)    (  0.73)   (  0.72)    (  0.74)   (  0.78)
Dividends on common
stock from net realized
capital gains...........   (  0.00)    (  0.00)    (  0.00)   (  0.00)    (  0.10)   (  0.00)
                          ----------  ---------- ---------- ----------  ---------- ----------
Total distributions.....   (  0.41)    (  0.84)    (  0.85)   (  0.82)    (  0.92)   (  0.88)
Net asset value:
End of period...........    $ 8.65      $ 8.44      $ 8.85     $ 7.23      $ 9.65     $ 9.67
                          ==========  ========== ========== ==========  ========== ==========
Per share market value:
End of period...........    $ 8.75      $ 8.625     $ 9.00     $ 7.88      $10.50     $10.50
Ratio of expenses to
average net assets......      1.14%*      1.18%       1.23%      1.18%       1.04%      1.04%
Total investment return.      5.82%*      4.68%      24.77%    (18.04%)      8.43%     13.81%
Ratio of net investment
income to average net
assets..................      8.28%*      7.79%       8.13%      7.66%       6.09%      6.99%
Portfolio turnover rate.    115.47%     226.21%     188.28%    129.56%      56.11%     43.30%
Average commission rate
paid per share..........      $.0223     $0.0232         **         **          **         **
Net assets, end of
period
(000s omitted)..........  $2,242,394  $2,186,443 $2,239,331 $1,896,090  $2,017,833 $1,997,984

-------
*  Annualized
** Not required for periods beginning before September 1, 1995

BOARD OF DIRECTORS

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

ROBERT J. DAY

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

BERYL W. SPRINKEL

OFFICERS

CLAIRE V. HANSEN, CFA
Chairman

CALVIN J. PEDERSEN, CFA
President and Chief Executive  Officer

RICHARD J. SPLETZER, CFA, CIC
Executive Vice President and  Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

NATHAN I. PARTAIN, CFA
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

MICHAEL SCHATT
Vice President

DIANNA P. WENGLER
Assistant Secretary

DUFF & PHELPS
UTILITIES INCOME INC.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(800) 680-4367
(312) 368-5510

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
1-800-432-8224

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.


                                                                   2ND


                                                              SEMI-ANNUAL
                                                              REPORT

                                                              JUNE 30, 1997
[ARTWORK]